UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C., 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: February 21, 2002

Cytomedix, Inc.

(Exact name of registrant as specified in its charter)

Delaware 0-28443 23-3011702

(State of Incorporation) (Commission File Number) (IRS Employer Identification No.)

New address

Eden Tower Plaza, 790 Frontage Road, Northfield, Illinois 60093

Registrant's telephone number, including area code (847) 441-2485

Three Parkway North, Deerfield, Illinois 60015

(Former name or former address, if changed since last report)

Item 5. Other Events

As reported in form 8-K filed on August 8, 2001, Cytomedix, Inc. (the "Company"), filed a voluntary petition for bankruptcy under Chapter 11 of the U.S. Bankruptcy Code in the United States Bankruptcy Court of the Northern District of Illinois, Eastern Division (Case No. 01- 27610). The Court has named the Company as debtor in possession and the Company is authorized to continue to operate its business. The Company failed to file a 10-QSB for the second quarter of 2001. After such quarter had ended, a group of shareholders solicited support to remove the then-existing board of directors and to replace them with a new slate of directors. The new directors were recognized on October 16, 2001, by the Court and this event was reported on a form 8-K filed with the Securities and Exchange Commission on October 17, 2001. Since that time, the Company has not been able to adequately prepare a 10-QSB for the second or for the third quarter. The Company will file quarterly reports for the second and third quarters as soon as the new management can prepare accurate financials for these periods.

The Company is currently filing with the Bankruptcy Court its monthly Operating Reports. Until such time as the reports required under the Securities Exchange Act can be prepared and filed, the Company will file the information contained in its Operating Reports with the Securities and Exchange Commission under the cover of a Form 8-K.

The Company filed its Operating Report with the Bankruptcy Court for the month ending January, 2002, on February 13, 2002. This Operating Report is provided under Item 7 of this Form 8-K.

The Company cautions investors not to place undue reliance upon the information contained in the Operating Report. The Operating Report contains unaudited information. There can be no assurance that, from the perspective of an investor or potential investor, that the Operating Report is complete. Also, the Operating Report does not contain all of the information which would be reported under the required report under the Securities Exchange Act. Furthermore, the period covered by the Operating Report is shorter than the period that which would be covered by the required report under the Securities Exchange Act.

Actual results for such periods may differ materially from the information contained in the Operating Report, and the Company undertakes no obligations to update or revise its Operating Reports.

Item 7. Financial Statements and Exhibits

CYTOMEDIX, INC.

CASE NUMBER 01 B 27610

REPORT OF CASH RECEIPTS AND DISBURSEMENTS

FOR MONTH ENDING JANUARY, 2002

BEGINNING BALANCE IN ALL ACCOUNTS	$ 185,391
RECEIPTS: 1. Receipts from Operations 2. Other Receipts	-0- 25,000
DISBURSEMENTS:

3. Net Payroll

a. Officers

b. Others

4. Taxes

a. Federal Income Taxes

b. FICA Withholdings

c. Employee Withholdings

d. Employers FICA

e. State Income Tax

f. State Employee Withholdings

g. All Other State Taxes

5. Necessary Expenses:

a. Rent or Mortgage Payments

b. Utilities

c. Insurance

d. Merchandise Bought for Manufacture/Sale

e. Other Necessary Expenses

- -0- 26,486 866 - -0- 2,992 7,556 2,992 -0- 1,799 414 - 3,000 -0- -0- -0- 37,184
TOTAL DISBURSEMENTS:	$ 83,289
NET RECEIPTS (DISBURSEMENTS) CURRENT PERIOD	$ 58,289
ENDING BALANCE (in bank account)	$127,102
ENDING BALANCE (in various/petty cash)	$ -0-
ENDING BALANCE IN ALL ACCOUNTS	$127,102*

*Note: Cash on hand includes $124,189 which represents the cash collateral of Curative Health Services, Inc. as described in the Debtors Cash Collateral Motion filed with the Bankruptcy Court. The Company has not been authorized by the Court to use this cash collateral.

RECEIPTS LISTING

FOR MONTH ENDING JANUARY, 2002
Receipt Date	Amount	Description
1/31/02	$ 25,000	DIP Investment
TOTAL	$ 25,000

DISBURSEMENTS LISTING

FOR MONTH ENDING JANUARY, 2002
Receipt Date	Amount	Description
1/06/02	$ 7,263	ESP Enterprises - Rent & IT Services
1/06/02	$2,483	Kent Smith - Expenses
1/11/02	$ 344	Kelly Fitzpatrick - payroll
1/11/02	$ 5,021	Kent Smith - payroll
1/11/02	$ 2,624	Jim Swink - payroll
1/11/02	$ 2,946	Carelyn Fylling - payroll
1/14/02	$ 703	Carlson Wagonlit Travel - airfare
1/14/02	$ 315	Carlson Travel - airfare
1/14/02	$ 17	US Postal Office - postage
1/14/02	$ 650	MBHB - Patent filing
1/20/02	$ 3,539	K. Smith - Expenses
1/22/02	$ 3,300	21st Century Wound Care - Centrifuges
1/22/02	$ 4,000	Carelyn Fylling - Expense Advance
1/23/02	$ 278	ADP Payroll Service - w-2 prep
1/23/02	$11,495	LWCS, Inc. - Accounting
1/25/02	$ 344	Kelly Fitzpatrick - payroll
1/25/02	$ 5,021	Kent Smith - payroll
1/25/02	$ 2,624	Jim Swink - payroll
1/25/02	$ 2,946	Carelyn Fylling - payroll
1/29/02	$ 2,841	BDR, Inc. - Travel expense
1/29/02	$ 3,300	21st Century Wound Care - Centrifuges
1/31/02	$ 178	Kelly Fitzpatrick - payroll
1/31/02	$ 2,586	Kent Smith - payroll
1/31/02	$ 1,267	Jim Swink - payroll
1/31/02	$ 1,451	Carelyn Fylling - payroll
1/31/02	$15,753	Paychex - Fed & State payroll taxes
TOTAL	$83,289	-

STATEMENT OF INVENTORY

FOR MONTH ENDING JANUARY, 2002
Beginning Inventory	$ -0-
Add: purchases	$ -0-
Less: goods sold (cost basis)	$ -0-
Ending Inventory	$ -0-

PAYROLL INFORMATION STATEMENT

FOR MONTH ENDING JANUARY, 2002
Gross Payroll for this period	$ 39,150
Payroll taxes due but unpaid (estimated** see note under last section)	$ 24,333

STATUS OF PAYMENTS TO SECURED CREDITORS AND LESSORS

Name of Creditor/Lessor	Date regular payment is due	Amount of regular payment	Number of Payments Delinquent*	Amount Payments Delinquent*
-	-	-	-	-

* Includes only post-petition payments

STATEMENT OF AGED RECEIVABLES

FOR MONTH ENDING JANUARY, 2002

ACCOUNTS RECEIVABLE:

Beginning of month balance	$ -0-
Add: sales on account	$ -0-
Less: collections	$ -0-
End of month balance	$ -0-

0-30 Days	31-60 Days	61-90 Days	Over 90 Days	Monthly Total
$ -0-

STATEMENT OF ACCOUNTS PAYABLE (POST-PETITION)

Beginning of month balance	$ -0-
Add: credit extended	$ -0-
Less: payments of account	$ -0-
End of month balance	$ -0-

0-30 Days	31-60 Days	61-90 Days	Over 90 Days	Monthly Total
-	-	-	-	$ -0-

TAX QUESTIONNAIRE **

FOR THE MONTH ENDING JANUARY, 2002

Debtors in possession and trustees are required to pay all taxes incurred after the filing of their Chapter 11 petition on an as due basis. Please indicate whether the following post petition taxes or withholdings have been paid currently.
	YES	NO
Federal income taxes
FICA withholdings	X	X
Employee's withholdings	X	X
Employer's FICA	X	X
Federal unemployment taxes		X
State income tax
State employee withholdings	X	X
All other state taxes

**Cytomedix has retained a professional accountant to calculate and prepare payroll tax returns for Q3 & Q4 2001. Cytomedix has paid 2002 payroll taxes. Cytomedix plans to make the finalized Q3 & Q4 2001 tax payments in February 2002.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Cytomedix, Inc.

By: /s/Kent Smith

Kent Smith

Chief Executive Officer/President

Date: February 21, 2002